EXHIBIT 10.10

                   AMENDMENT TO BUSINESS CONSULTING AGREEMENT

     AMENDMENT (the "Amendment"), dated as of May 16, 2005, to the BUSINESS CONSULTING AGREEMENT, dated as of January 3, 2005 (the "Agreement"), by and between Navidec Financial Services, Inc., a Colorado corporation located at 6399
S. Fiddlers Green Circle, Suite 300, Greenwood Village, Colorado (the "Client"), and Phoenix Alliance, Inc., a Colorado corporation located at 22 Cedar Court, Durango, Colorado ("PR Firm").


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, the parties desire to amend the compensation terms provided in the Agreement; and

     WHEREAS, the parties have agreed to amend Exhibit B to the Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the agreements and covenants set forth herein, the parties do agree as follows:

1. Amendment to Exhibit B. Pursuant to Section 14(a) of the Agreement, Exhibit B is hereby amended so that it shall read in its entirety:


                                    Exhibit B
                                    ---------

                                  Compensation


B-1) Options. Upon execution of the Agreement, Client shall issue to PR Firm an option to purchase 250,000 shares of Navidec Financial Services, Inc. common stock at an exercise price of $0.05 per share exercisable until January 3, 2006 and upon execution of this Amendment, Client shall issue to PR Firm an option to purchase an additional 250,000 shares of Navidec Financial Services, Inc. common stock at an exercise price of $1.00 per share exercisable until January 3, 2010 (collectively, the "Options"). The Options will be vested upon issuance and may not be cancelled even upon early termination.

B-2) One-Time Retainer. Client shall pay PR Firm a one time retainer of $12,500, which is payable upon signing of the Agreement.



2. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Agreement are and shall remain in full force and effect. The amendment contained herein shall not constitute an

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amendment of any other provision of the Agreement or for any purpose except as expressly set forth herein.

3. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of Colorado, without giving effect to the principles of conflicts of laws.

4. Counterpart/Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall constitute an original as against any party whose signature appears thereon, all of which together shall constitute a single instrument. The Amendment shall become binding when one or more counterparts, individually or taken together, bear the signatures of all parties. This Amendment may be executed by facsimile signature and the facsimile signature of any party shall constitute an original in all respects.


                [Remainder of this page left blank intentionally;
                           Signature page to follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.



                                           NAVIDEC FINANCIAL SERVICES, INC.





                                           By: /s/ Robert D. Grizzle
                                               ---------------------------------
                                           Name: Robert D. Grizzle
                                           Title: Chief Financial Officer


                                           PHOENIX ALLIANCE, INC.



                                           By: /s/ Phillip T. Huss
                                               ---------------------------------
                                           Name: Phillip T. Huss
                                           Title: President


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